UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 29, 2005 (March 23, 2005)

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On March 28, 2005, the Company announced that acting chief executive officer Richard D. Spurr has been appointed the Company’s Chief Executive Officer. Mr. Spurr accepted the role of acting CEO in February 2005 as the result of former CEO John A. Ryan relinquishing the role, as described in the Company’s report on Form 8-K, filed February 10, 2005. Mr. Spurr will also retain his prior responsibilities as the Company’s President and Chief Operating Officer.

Item 9.01.	Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 28, 2005, titled: “Zix Corporation Appoints Rick Spurr as CEO”.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION (Registrant)
Date: March 29, 2005	By:	/s/ Bradley C. Almond
Bradley C. Almond
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated March 28, 2005, titled: “Zix Corporation Appoints Rick Spurr as CEO”.